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                                                                    EXHIBIT 10.5

                               RECOURSE AGREEMENT


         To induce American Equipment Leasing ("AEL") to enter into a certain Master Lease Agreement together with all Schedules thereto, and Master Lease Letter Agreements executed in connection therewith (all of which shall be referred to as the "Lease Documents") wherein AEL is the Lessor, and American Aerial Equipment ("Lessee") is the Lessee, and wherein the undersigned is the "Supplier" of Equipment, and intending to be legally bound hereby, in the amount of $1,300,000.000 (plus applicable interest as calculated in accordance with this agreement), the undersigned hereby guarantees to AEL, and to any assignee of AEL's interest therein, the prompt payment, when due, whether or not by reason of acceleration the balance outstanding calculated by the simple interest refund method at a rate of 10.25% per annum, without first requiring the AEL or such assignee or assignees to proceed against the Lessee. The undersigned hereby further waives notice of the acceptance of this Guaranty and the occurrence of any default on the part of the Lessee under said Lease Documents and agrees that its liability hereunder will not be affected by said AEL or such assignee or assignees releasing rights against, or granting extensions to the Lessee. Upon the occurrence of any default, cancellation or termination for any reason by the Lessee under said Lease Documents, the undersigned agrees to pay the balance outstanding calculated by the simple interest method at a rate of 10.25% per annum within ten (10) days of demand by AEL.

DATED:    2/11/97
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                                       Horizon High Reach
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                                       /s/ Shaun Flanagan
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                                       (VICE-PRESIDENT)

                                       /s/ Randall Fortel
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                                       (ASST. SECRETARY)